Income Taxes	3 Months Ended	12 Months Ended
	Sep. 30, 2024	Jun. 30, 2024
Provision for Income Taxes
Provision for (Benefit from) Income Taxes

Note 10- Provision for Income Taxes

Income tax expense was $41,000 for the three months ended September 30, 2024, a decrease of $160,000, as compared to income tax expense of $201,000 for the three months ended September 30, 2023. The decrease in income tax expense was primarily the result of a change in Wisconsin tax law that provides for a subtraction from the Bank’s state taxable income for loan and fee interest income from certain commercial and agricultural loans. Based upon the provisions of this new state tax law, management determined that the Company was highly unlikely to incur a material Wisconsin tax liability in the foreseeable future, instead generating Wisconsin net operating loss carryforwards that would never be realized.  Since the state rate at which net deferred tax assets are expected to be realized is 0%, the Company eliminated its state net deferred tax asset balances as of July 1, 2023, resulting in deferred tax expense of approximately $112,000 for the three months ended September 30, 2023. A summary of income tax expense compared to the federal income tax statutory rate is set forth below.

	2024	2023
At Federal statutory rate at 21%	$45,626	$60,412
Adjustments resulting from:
Wisconsin change in tax law	-	112,058
Earnings on bank owned life insurance	(14,069)	(12,594)
State tax, net of federal benefit	-	-
Other	9,042	41,603
Provision for Income Taxes	$40,599	$201,479

Note 12 - Income Taxes

Deferred tax asset and liability consist of the following components as of June 30, 2024 and 2023:

	2024	2023
Deferred tax asset
Net operating loss	$212,557	$—
Allowance for loan losses	448,749	459,764
Available for sale debt securities	203,576	277,048
Lease liability	144,001	160,516
Equity compensation	6,162	7,559
Accrued expenses	43,792	45,983
Impairment of foreclosed assets, net	257,047	—
Other	21,536	7,121
Subtotal	1,337,420	957,991
Less valuation allowance	(321,355)	—
	1,016,065	957,991

Deferred tax liability
Property and equipment	62,866	60,384
Mortgage servicing rights	213,038	224,419
Right-of-use-asset	145,205	162,381
Deferred loan costs	14,616	23,858
Other	—	33
	435,725	471,075
Net deferred tax asset	$580,340	$486,916

The provision for (benefit from) income taxes charged (credited) to income for the years ended June 30, 2024 and 2023, consist of the following:

	2024	2023
Current tax expense	$79,248	$195,171
Deferred tax expense (benefit)	(138,356)	249,564
	$(59,108)	$444,735

Income tax benefit was $59,000 for the year ended June 30, 2024, a decrease of $504,000, as compared to income tax expense of $445,000 for the year ended June 30, 2023. The decrease in income tax expense was primarily the result of a decrease in income (loss) before income taxes of $2.4 million which was offset by a change in Wisconsin tax law that provides for a subtraction from the Bank’s state taxable income for loan and fee interest income from certain commercial and agricultural loans. Based upon the provisions of this new state tax law, management determined that the Company was highly unlikely to incur a material Wisconsin tax liability in the foreseeable future, instead generating Wisconsin net operating loss carryforwards that would never be realized.  Since the state rate at which net deferred tax assets are expected to be realized is 0%, the Company eliminated its state net deferred tax asset balances as of July 1, 2023, resulting in deferred tax expense of approximately $112,000 for the year ended June 30, 2024.

In accordance with ASC Topic 740, the Company evaluates on a quarterly basis, all evidence, both positive and negative, to determine whether, based on the weight of that evidence, a valuation allowance for deferred tax assets is needed. In conducting this evaluation, management explores all possible sources of taxable income available under existing tax laws to realize the deferred tax asset beginning with the most objectively verifiable evidence first, including available carry back claims and viable tax planning strategies. If needed, management will look to future taxable income as a potential source. Management reviews the Company’s current financial position and its results of operations for the current and preceding years. That historical information is supplemented by all currently available information about future years. The Company understands that projections about future performance are subjective. The Company recorded a valuation allowance of $321,000 as a complete offset of the state deferred tax impact associated with its net deferred tax assets. The deferred tax balance associated with the Company’s Wisconsin net operating loss carryforward of $3.3 million existing as of June 30, 2024 was reduced to zero as a component of the valuation allowance. No federal valuation allowance was deemed necessary as of June 30, 2024.

A summary of income taxes compared to the federal income tax statutory rate is set forth below.

	2024	2023
At Federal statutory rate at 21%	$(51,681)	$444,529
Adjustments resulting from:
Tax exempt interest	(5,008)	(5,365)
Wisconsin change in tax law	112,058	—
Earnings and gain on bank owned life insurance	(52,245)	(104,520)
State tax, net of federal benefit	(321,355)	112,009
Equity compensation	23,534	5,664
Increase/decrease in valuation allowance	321,355	—
Other	(85,766)	(7,582)
Income tax expense	$(59,108)	$444,735